SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

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WILSHIRE MUTUAL FUNDS, INC.
(Name of Registrant as Specified in Its Charter)

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IMPORTANT NEWS ABOUT WILSHIRE MUTUAL FUNDS, INC.

May 17, 2013

Dear Shareholder:

The Board of Directors of Wilshire Mutual Funds, Inc. (the “Company”) has approved a subadvisory Agreement between Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) and PanAgora Asset Management, Inc. (“PanAgora”) and a subadvisory Agreement between Wilshire and Thomas White International, Ltd. (“Thomas White”), pursuant to which PanAgora and Thomas White will serve as new subadvisers (the “Subadvisers”) to the Wilshire International Equity Fund effective April 1, 2013.  In conjunction with the hiring of PanAgora and Thomas White, Wilshire terminated Pyramis Global Advisors, LLC, Santa Barbara Asset Management, LLC and TWIN Capital Management, Inc. as subadvisers to the Fund. Wilshire, the Company’s investment adviser, continues to oversee the subadvisers.

The next few pages of this package feature more information about the new Subadvisers, including their respective investment processes and styles.  Please take a few moments to read them and call us at 1-888-200-6796, if you have any questions.

On behalf of the Board of Directors, I thank you for your continued investment in Wilshire Mutual Funds, Inc.

Sincerely, /s/ Jason A. Schwarz Jason A. Schwarz President

WILSHIRE MUTUAL FUNDS, INC.

INFORMATION STATEMENT TO THE

SHAREHOLDERS OF THE

WILSHIRE INTERNATIONAL EQUITY FUND
(formerly, Wilshire Large Cap Core Plus Fund)

This document is an Information Statement and is being furnished to shareholders of the Wilshire International Equity Fund (the “Fund”), a series of Wilshire Mutual Funds, Inc. (the “Company”), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the “SEC”).  Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) serves as the investment adviser for the Company.  The exemptive order permits Wilshire to employ additional subadvisers, terminate subadvisers, and modify subadvisory Agreements without prior approval of the Company’s shareholders.

Under the SEC order, if Wilshire retains a new subadviser or materially changes an existing subadvisory Agreement between Wilshire and a subadviser, shareholders of the affected funds of the Company are required to be provided an Information Statement explaining any changes and disclosing the aggregate fees paid to the subadviser as a result of those changes.  Copies  of the subadvisory agreements with PanAgora Asset Management, Inc. (“PanAgora”) and Thomas White International, Ltd. (“Thomas White”) are attached to this Information Statement as Appendix A-1 and Appendix A-2, respectively.

This Information Statement is being mailed on or about May 21, 2013 to the shareholders of the Fund of record as of April 10, 2013 (the “Record Date”).  The Fund will bear the expenses incurred in connection with preparing and mailing this Information Statement.  As of the Record Date, 17,598and 3,486,593of Investment Class and Institutional Class Shares of the Fund, respectively, were issued and outstanding.  Information on shareholders who owned beneficially 5% or more of the shares of the Fund as of the Record Date is set forth in Appendix B.  To the knowledge of the Company, the executive officers and Directors of the Company as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appointment of New Subadvisers to the Wilshire International Equity Fund

On February 22, 2013, the Board of Directors of the Company approved separate subadvisory agreements (each a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) between Wilshire and PanAgora and Wilshire and Thomas White  pursuant to which PanAgora and Thomas White each serves as a new subadviser (each a “Subadviser” and collectively, the “Subadvisers”) to the Fund effective April 1, 2013.  In conjunction with the hiring of PanAgora and Thomas White, Wilshire terminated Pyramis Global Advisors, LLC, Santa Barbara Asset Management, LLC. and TWIN Capital Management, Inc. as Subadvisers to the Fund effective April 1, 2013. Wilshire, the Company’s investment adviser, continues to oversee the Subadvisers.  Copies of the Subadvisory Agreements with PanAgora and Thomas White are attached to this Information Statement as Appendix A-1 and Appendix A-2, respectively.

At the meeting on February 22, 2013, in connection with the review of Wilshire’s proposed Subadvisory Agreements with PanAgora and Thomas White, the Board evaluated information provided by Wilshire and the Subadvisers in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The information in this summary outlines the Board’s considerations associated with its approval of the Subadvisory Agreements.  In connection with its deliberations regarding the approval of these arrangements, the Board considered such information and factors as it believed to be relevant.  As described below, the Board considered the nature, extent and quality of the services to be performed by each Subadviser under the subadvisory arrangements; the profits to be realized by the Subadviser; the extent to which the Subadviser will realize economies of scale as the Fund grows; and whether any fall-out benefits will be realized by the Subadviser.  In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel.  In addition, the Directors who are not “interested persons” of the Company as defined in the 1940 Act (the “Independent Directors”) discussed the approval of the Subadvisory Agreements with management and in private sessions with counsel at which no representatives of the Subadvisers were present.

As required by the 1940 Act, the approval was confirmed by the unanimous separate vote of the Independent Directors. In deciding to approve each of the Subadvisory Agreements, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered.  However, the Board concluded, after reviewing the various factors, in favor of such approval.

As noted above, the Board, including all the Independent Directors, considered the Subadvisory Agreement at the Board’s February 22, 2013 meeting. The Adviser sent a memorandum to each Subadviser requesting information regarding its Subadvisory Agreement to be provided to the Directors in advance of the meeting.

The Directors received information from the Adviser regarding the factors underlying the recommendations to approve each Subadvisory Agreement in advance of the meeting.  The Directors considered each Subadviser’s investment performance in managing investment products similar to the Fund.  The Directors also reviewed information from each Subadviser that they received in connection with contract renewal in August of 2012 describing: (i) the nature, extent and quality of services to be provided, (ii) the financial condition of the Subadviser, (iii) the extent to which economies of scale will be realized as the Fund grows, (iv) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services to be rendered and amounts paid by other registered investment companies and any comparable clients, and (vi) benefits to be realized by the Subadviser from its relationship with the Fund. The Independent Directors also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

As a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Directors), which met on February 21, 2012 to review data Wilshire had prepared on performance. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of the Fund to approve each of the Subadvisory Agreements.

As to each Subadvisory Agreement, the Board considered the nature, extent and quality of services to be provided.  The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel to be responsible for the day-to-day management of the Fund, and the resources made available to such personnel.  In addition, the Board considered the analysis provided by the Adviser, which concluded that each Subadviser would provide reasonable services and recommended that each Subadvisory Agreement for the Fund be approved.

The Board reviewed information comparing each current Subadviser’s gross investment performance for managing investment products similar to the Fund to a relevant benchmark and considered the Subadvisers’ experience and record in managing other funds managed by the Adviser.  Based upon all relevant factors, the Board determined to approve the Subadvisory Agreement with Thomas White, noting that it outperformed the benchmark for the annualized one-, three-, five- and ten-year periods ended December 31, 2012.  The Board also concluded that the investment performance of PanAgora, met or exceeded acceptable levels of investment performance for the annualized one-, three-, five- and ten-year periods ended December 31, 2012, and therefore, was satisfactory.

The Board considered the Fund’s subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data previously supplied by each Subadviser about the fees charged to other clients.  The Board considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees and that the aggregate advisory fee was deemed reasonable by the Board.  Based upon all of the above, the Board determined that the subadvisory fees for the Fund were reasonable.

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and each Subadviser.  In addition, the Board noted that the revenues to the various Subadvisers would be limited due to the size of the Fund.  The Board took these factors into consideration in concluding that the subadvisory fees were reasonable.

The Board considered whether there may be economies of scale with respect to the subadvisory services provided to the Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees.  The Board also considered whether the effective subadvisory fee rate for the Fund under the Subadvisory Agreement is reasonable in relation to the asset size of the Fund.  The Board concluded that the fee schedule for the Fund reflects an appropriate recognition of any economies of scale.

The Board also considered the character and amount of other incidental benefits to be received by each Subadviser.  The Board considered each Subadviser’s soft dollar practices and use of affiliated brokerage, as applicable.  The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Subadvisory Agreement were reasonable.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Subadvisory Agreement are fair and reasonable and that the approval of each Subadvisory Agreement is in the best interests of the Fund.

PanAgora

PanAgora, a Delaware corporation, is an investment adviser registered under the Investment Advisers Act of 1940, as amended and is both a commodity trading advisor and commodity pool operator, under the rules of the Commodity Futures Trading Commission, with the National Futures Association. Headquartered at 470 Atlantic Avenue, 8th Floor Boston, MA 02210, PanAgora is a provider of actively managed and enhanced investment strategies designed to dynamically adapt to the market environment. PanAgora had approximately $30.5 billion in assets under management as of December 31, 2012.

William Zink, David Liddell and Randall Yarlas are the portfolio managers that are responsible for the day-to-day management of PanAgora’s portion of the Fund. Mr. Zink is Director of Macro Strategies. He is responsible for the development and management of custom index products, including tax-aware and socially responsible strategies. Prior to joining PanAgora, Mr. Zink was Vice President in charge of portfolio management and mutual fund pricing businesses at Interactive Data Corporation. He has been with PanAgora for 25 years and has 39 years of experience. Mr. Zink has a BS and an MS from the Massachusetts Institute of Technology. Mr. Liddell is a Director of Macro-Strategies. His primary responsibility is for the management of the firm’s emerging equity strategies. He shares his economic and political knowledge of these diverse and dynamic markets with colleagues and clients alike. Mr. Liddell’s prior responsibilities include management of PanAgora’s Global Equity, U.S. Small-Cap, and U.S. Asset Allocation products. Mr. Liddell is a member of PanAgora’s Management Committee as well as the firm’s Trading and Investment Practices Committee. Prior to joining PanAgora, Mr. Liddell worked in the domestic custody fixed income division at The Boston Company. He has over 23 years of investment industry experience. Mr. Yarlas, a Portfolio Manager of Macro Strategies, is responsible for the daily management of PanAgora’s Macro-Strategies portfolios. Prior to assuming this role he managed PanAgora’s Investment Operations. His responsibilities include the oversight of all aspects of investment operations for PanAgora’s global equity accounts, including trade processing, custody and accounting, corporate action processing and portfolio valuation and reconciliation. Before joining PanAgora, Mr. Yarlas worked at Brown Brothers Harriman & Co. He has been with PanAgora for 13 years and has 19 years of experience.

Thomas White

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605, had approximately $1.962 billion in assets under management as of December 31, 2012.  Day to day management of Thomas White’s portion of the Fund is the responsibility of portfolio managers Thomas S. White, Jr., Wei Li, Ph.D, CFA , Jinwen Zhang, Ph.D, CFA and Douglas M. Jackman, CFA.

Mr. White, President, Chief Investment Officer, and Portfolio Manager, co-founded Thomas White in 1992. He has been managing investments for 46 years and previously served as a Managing Director for Morgan Stanley Asset Management from 1979 to 1992. Mr. White has a BA in Economics from Duke University. Mr. Li, Executive Vice President and Director of Research, joined Thomas White in 1994. He has been managing investments for 17 years and prior to joining Thomas White was a postdoctoral research assistant at Rensselaer Polytechnic Institute and a postdoctoral fellow at McGill University. Mr. Li has a BS in Mathematics from Nanjing University, a MS in Mathematics from Nanjing Normal University and a Ph.D. in Mathematics from Purdue University. Ms. Zhang, Executive Vice President and Assistant Director of Research, joined Thomas White in 1999. She has been managing investments for 13 years. Ms. Zhang has a BS in Biochemistry from Beijing University, a MBA in Finance and Accounting from the University of Chicago and a Ph.D. in Biochemistry from Iowa State University. Mr. Jackman, Executive Vice President, Portfolio Manager, and Senior Research Officer, joined Thomas White in 1995. He has been managing investments for 21 years and previously worked for Morgan Stanley. Mr. Jackman has an AB in Economics and an MBA from the University of Chicago.

Aggregate Fees

Wilshire’s annual advisory fee for the Fund is 1.00% on the first $1 billion of average daily net assets and 0.90% of average daily net assets in excess of $1 billion.  For the fiscal year ended December 31, 2012, the Fund paid Wilshire $1,730,507 in net advisory fees. For the fiscal year ended December 31, 2012, Wilshire waived 0.02% of its advisory fee for the Investment Class Shares.

For the fiscal year ended December 31, 2012, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the Fund totaled $660,216.  These aggregate subadvisory fees represented 0.38% of the total net assets of the Fund as of the fiscal year ended December 31, 2012.

For the fiscal year ended December 31, 2012, the aggregate subadvisory fees that would have been paid by Wilshire if the Subadvisory Agreements with PanAgora  and Thomas White were in effect with respect to the Fund were $ 104,463 and $574,559_, respectively.  The percentage difference between the amounts actually paid by Wilshire and the amounts that would have been paid by Wilshire under the Subadvisory Agreements is 3% for the Fund.

            All subadvisory fees are paid by Wilshire and not the Company.  The fees paid by Wilshire to each Subadviser depend on the fee rates negotiated by Wilshire and on the percentage of the Fund’s assets allocated to each Subadviser by Wilshire.  Because Wilshire pays each Subadviser’s fees out of its own fees received from the Company, there is no “duplication” of advisory fees paid.

Terms of Subadvisory Agreements

The Subadvisory Agreements with PanAgora and Thomas White will each continue in effect until August 31, 2014, unless sooner terminated as provided in certain provisions contained in the Subadvisory Agreements.  Each Subadvisory Agreement will continue in effect from year to year thereafter so long as it is specifically approved for the Fund at least annually in the manner required by the 1940 Act.

Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Wilshire or the Subadviser on sixty days’ prior written notice to the other party.  Each Subadvisory Agreement may also be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) on sixty days written notice to the Subadviser by the Fund.  Each Subadvisory Agreement will automatically terminate with respect to the Fund if the investment advisory agreement between Wilshire and the Fund is terminated, assigned or not renewed.

Additional Disclosure Regarding the Subadvisers

The following information was provided by PanAgora regarding the funds for which PanAgora acts as investment adviser or subadviser and which have investment objectives similar to that of the Fund

Fund	Fee Rate	Net Assets*
International Equity	0.15% on net assets	$24,000,000

*Net assets in all accounts advised or subadvised by PanAgora with an international equity strategy as of March 31, 2013.

The names and principal occupations of the principal executive officers and each director of PanAgora, all located at 470 Atlantic Avenue, 8th Floor Boston, MA 02210, are listed below:

NAME	TITLE/PRINCIPAL OCCUPATION
Eric H. Sorensen, Ph.D.	President and Chief Executive Officer, PanAgora Asset Management
Robert L. Reynolds	President and Chief Executive Officer, Putnam Investments
R. Jeffrey Orr	President and Chief Executive Officer, Power Financial Corporation
Tomohiko Masuda	President of NLI International, Inc.
Hiroyuki Nishi	Director and Executive Officer, General Manager of the Americas and Europe, Nippon Life Insurance Company
Richard B. Tibbetts	Managing Director, Chief of Human Resources, Putnam Investments
Gregory D Tretiak	Chief Financial Officer, Power Financial Corporation

The following information was provided by Thomas White International, Ltd. regarding the funds for which Thomas White International, Ltd. acts as investment adviser or sub-adviser and which have investment objectives similar to that of the International Equity Fund:

Fund	Fee Rate	Net Assets*
International Fund	0.85%	$791,968,742

*Net assets for all funds advised or sub-advised by Thomas White International, Ltd. with an International Equity Strategy as of April 30,2013.

The names and principal occupations of the principal executive officers and each director of Thomas White, all located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605, are listed below:

NAME	TITLE/PRINCIPAL OCCUPATION
Thomas S. White, Jr.	Chairman, Director, President and Treasurer
Douglas M. Jackman, CFA	Executive Vice President and Secretary
Wei Li, Ph.D., CFA	Executive Vice President

Stathy Manos White	Director and Executive Vice President
David M. Sullivan II	Senior Vice President
J. Ryan Conner	Vice President
Joseph K. White	Director

Distributor and Administrator

Pursuant to an Underwriting Agreement, SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor for the continuous offering of shares of the Fund and acts as agent of the Fund in the sale of its shares.  SEI Investments Global Funds Services (the “Administrator”), 1 Freedom Valley Drive, Oaks, Pennsylvania  19456, an affiliate of the Distributor, is the administrator for the Company.  SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interests in the Administrator.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Information Statement will be sent to shareholders at the same address. If you would like to receive a separate copy of the Information Statement, please call 1-888-200-6796. If you currently receive multiple copies of Information Statements, proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-888-200-6796 or write to the Fund c/o DST Systems, Inc., at 430 W. 7th Street, Kansas City, MO 64105.

Other Information

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS OF THE FUND UPON REQUEST.  REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO WILSHIRE MUTUAL FUNDS, INC. C/O DST SYSTEMS, INC. 333 W. 11TH STREET, KANSAS CITY, MO 64105, OR BY CALLING 1-888-200-6796.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THIS INFORMATION STATEMENT:

The Information Statement is available at: http://advisor.wilshire.com

APPENDIX A-1

AMENDMENT TO INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDMENT dated May 15, 2013 and effective as of April 1, 2013 (the “Effective Date”), amends the Investment Sub-Advisory Agreement dated April 1, 2013 (the “Agreement”) by and between Wilshire Associates Incorporated (the “Adviser”) and PanAgora Asset Management, Inc. (theSub-Adviser”) with respect to the Wilshire Mutual Funds Inc. (the “Fund”).

WHEREAS, Sub-Adviser currently furnishes investment advisory services under the Agreement for the Wilshire International Equity Portfolio, which is a separate series or portfolio (the “Fund Portfolio”) of the Fund; and

WHEREAS, Adviser and Sub-Adviser desire to amend the Agreement to modify the fees for the services provided with respect to the Fund; and

NOW THEREFORE, the parties agree, and the Agreement is hereby modified, as follows:

1. Effective upon the Effective Date, Exhibit 2 - Fee Schedule of the Agreement shall be amended by inserting the words “, except for the assets invested in emerging market ETFs, for which the fee, based on the average daily net assets invested in the emerging markets ETFs, shall be at the annual rate of % of net assets” after “(i) % per annum on net assets”.

2. Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the undersigned have executed this Amendment as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED		PANAGORA ASSET MANAGEMENT, INC.

By:		By:
	Victor Zhang		Louis X. Iglesias

Title:	Managing Director	Title:	Chief Compliance Officer

A-1-1

INVESTMENT SUBADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (“Agreement”) effective as of April 1, 2013 (the “Effective Date”) is by and between Wilshire Associates Incorporated, a California corporation (“Adviser”), and PanAgora Asset Management, Inc., a registered investment adviser (“Sub-Adviser”).

Whereas Adviser is the investment adviser of the Wilshire Mutual Funds, Inc. (the “Fund”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of six separate series or portfolios (collectively, the “Fund Portfolios”) including the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire 5000 Index Fund and the Wilshire International Equity Portfolio;

Whereas Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 – Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:

1.        Appointment.  Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio for the period and on the terms set forth in this Agreement.  Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2.        Sub-Adviser Services.  Subject always to the supervision of the Fund’s Board of Directors and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”) and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment.  In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

Sub-Adviser will provide reports at least quarterly to the Board of Directors and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

A-1-2

Sub-Adviser agrees that it:

(a)           will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)           will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder;

(c)           to the extent authorized by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such brokers or dealers will provide best execution in view of all appropriate factors, and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio.  Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund;

(d)           is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to seek to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.  With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.  The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment.  The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

A-1-3

(e)           is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser.  To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser.  Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser.  When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;

(f)           will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

(g)           will prepare such books and records with respect to each Portfolio Segment’s securities transactions as requested by Adviser and will furnish Adviser and the Fund’s Board of Directors such periodic and special reports as the Board or Adviser may reasonably request;

(h)           will not advise or take any action on behalf of the Adviser in any legal proceedings, including bankruptcies or class actions, involving securities held or formerly held in each Portfolio segment’s accounts or the issuers of those securities;

(i)           will vote all proxies with respect to securities in each Portfolio Segment; and

(j)           will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement.

3.        Expenses.  During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment.

4.        Compensation.  For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee computed and paid as set forth in Exhibit 2 - Fee Schedule.

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5.        Other Services.  Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio.  Adviser understands and has advised the Fund’s Board of Directors that Sub-Adviser acts as an investment adviser or sub-investment adviser to other investment companies and other advisory clients.  Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

6.        Affiliated Broker.  Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law.  Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.

7.        Representations of Sub-Adviser.  Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act.  Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.  Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of the Sub-Adviser within a reasonable time after such change.

8.        Books and Records.  Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act.  Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub-Adviser may retain copies of such records).  All such books and records shall be made available, within five business days of a written request, to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices.  Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund.  Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations.  In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).

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Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities.  Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment.  Sub-Adviser may, disclose that Adviser, the Fund and each Fund Portfolio are its clients; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of Adviser.  Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and directors and other service providers of the Fund, and (ii) any investment performance that is public information to any person.

9.        Code of Ethics.  Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code.  Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.

10.       Limitation of Liability.  Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.

11.       Term and Termination.  This Agreement shall become effective with respect to each Portfolio Segment on the Effective Date and shall remain in full force until August 31, 2014, unless sooner terminated as hereinafter provided.  This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

(a)           This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party.  This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

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(b)           This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Directors or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

(c)           This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

12.       Notice.  Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

13.       Limitations on Liability.  The obligations of the Fund entered into in the name or on behalf thereof by any of its directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the directors, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

14.       Adviser Responsibility.  Adviser will provide Sub-Adviser with copies of the Fund’s Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof.

15.       Arbitration of Disputes.  Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in New York City, New York before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect.  The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum.  Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages.  Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties.  Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of New York or any other court having jurisdiction.  If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.

16.       Miscellaneous.  This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.  This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

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17.       Applicable Law.  This Agreement shall be construed in accordance with applicable federal law and the laws of the state of Delaware.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED By: Title:	PANAGORA ASSET MANAGEMENT INC. By: Title:

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EXHIBIT 1
FUND PORTFOLIO LISTING

Wilshire International Equity Fund

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APPENDIX A-2

INVESTMENT SUBADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (“Agreement”) effective as of April 1, 2013 (the “Effective Date”) is by and between Wilshire Associates Incorporated, a California corporation (“Adviser”), and Thomas White International, Ltd., a registered investment adviser (“Sub-Adviser”).

Whereas Adviser is the investment adviser of the Wilshire Mutual Funds, Inc. (the “Fund”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of six separate series or portfolios (collectively, the “Fund Portfolios”) including the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire 5000 Index Fund and the Wilshire International Equity Portfolio;

Whereas Adviser desires to retain Sub-Adviser  to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 – Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:

18.       Appointment.  Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio for the period and on the terms set forth in this Agreement.  Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

19.       Sub-Adviser Services.  Subject always to the supervision of the Fund’s Board of Directors and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”) and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment.  In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

Sub-Adviser will provide reports at least quarterly to the Board of Directors and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

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Sub-Adviser agrees that it:

(a)           will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)           will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder;

(c)           to the extent authorized by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such brokers or dealers will provide best execution in view of all appropriate factors, and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio.  Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund;

(d)           is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.  With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.  The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment.  The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

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(e)           is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser.  To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser.  Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser.  When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;

(f)           will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

(g)           will prepare such books and records with respect to each Portfolio Segment’s securities transactions as requested by Adviser and will furnish Adviser and the Fund’s Board of Directors such periodic and special reports as the Board or Adviser may reasonably request;

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(h)           will vote all proxies with respect to securities in each Portfolio Segment, provided that the Fund’s custodian forwards or causes to be forwarded all relevant voting materials to the Sub-Adviser in a timely manner;

(i)           shall have no obligation or duty to file proof of claim forms in connection with any litigation or other proceeding regarding any security held or previously held in any Portfolio Segment. Sub-Adviser will forward any materials received regarding such litigation or other proceedings to the Adviser at its address of record or to such other destination as the Adviser may reasonably instruct; and

(j)           will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement.

20.       Expenses.  During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment.  Sub-Adviser agrees to bear any Portfolio expenses caused by future changes at Sub-Adviser, such expenses including but not limited to preparing, printing, and mailing to Portfolio shareholders of information statements or stickers to or complete prospectuses or statements of additional information.

21.       Compensation.  For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee computed and paid as set forth in Exhibit 2 - Fee Schedule.

22.       Other Services.  Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio.  Adviser understands and has advised the Fund’s Board of Directors that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients.  Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

23.       Affiliated Broker.  Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law.  Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.

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24.       Representations of Sub-Adviser.  Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act.  Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.  Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of the Sub-Adviser within a reasonable time after such change.

25.       Books and Records.  Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act.  Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub-Adviser may retain copies of such records).  All such books and records shall be made available, within five business days of a written request, to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices.  Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund.  Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations.  In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).

Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities.  Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment.  Sub-Adviser may, disclose that Adviser, the Fund and each Fund Portfolio are its clients; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of Adviser.  Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and [directors/trustees] and other service providers of the Fund, and (ii) any investment performance that is public information to any person.

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26.       Code of Ethics.  Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code.  Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.

27.       Limitation of Liability.  Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.

28.       Term and Termination.  This Agreement shall become effective with respect to each Portfolio Segment on the Effective Date and shall remain in full force until August 31, 2014, unless sooner terminated as hereinafter provided.  This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

(a)           This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party.  This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

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(b)           This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Directors or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

(c)           This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

29.       Notice.  Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

30.       Limitations on Liability.  The obligations of the Fund entered into in the name or on behalf thereof by any of its directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the directors, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

31.       Adviser Responsibility.  Adviser will provide Sub-Adviser with copies of the Fund’s Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof.

32.       Arbitration of Disputes.  Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect.  The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum.  Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages.  Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties.  Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction.  If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.

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33.       Miscellaneous.  This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.  This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

34.       Applicable Law.  This Agreement shall be construed in accordance with applicable federal law and the laws of the state of California.

35.       Acknowledgement of Receipt.  Adviser hereby acknowledges receipt of the Sub-Adviser's Disclosure Statement as required pursuant to Rule 204-3 under the Investment Advisers Act of 1940 prior to or on the Effective Date.  Adviser also acknowledges receipt of the Sub-Adviser’s Privacy Policy as required by Regulation S-P.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED By: Title:	THOMAS WHITE INTERNATIONAL, LTD. By: Title:

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EXHIBIT 1
FUND PORTFOLIO LISTING

Wilshire International Equity Fund

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APPENDIX B

The following table sets forth, as of April 10 2013,  the holders of the shares of beneficial interest of the Fund known by the Fund to own, control or hold with power to vote 5% or more of its outstanding securities.

WILSHIRE INTERNATIONAL EQUITY FUND
Investment Class

Shareholders	Percentage Owned
Merrill Lynch Pierce Fenner & Smith	37.53%
FEBO its customers
4800 Deer Lake Dr E
Jacksonville, FL 32246-6484

Suanne Kathleen Luhn	18.39%
2 Bobby Jones Ct
Greenville, SC 29609-1996

SEI Private Trust Company Custodian	14.90%
FBO Francis G Chase
29 Abbott Rd
North Reading, MA 01864-1601

Pershing LLC	12.34%
1 Pershing Plz
Jersey City, NJ 07399-0002

Charles Schwab & Co	11.77%
Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4151

WILSHIRE INTERNATIONAL EQUITY FUND
Institutional Class

Shareholders	Percentage Owned
VIT Equity Fund	99.33%
C/O SEI
1 Freedom Valley Dr
Oaks, PA 19456-9989

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